GIANT 5 FUNDS

                        Supplement dated August 23, 2007
                                     to the
                          Prospectus dated July 2, 2007
                                 for the various
                                  Giant 5 Funds

This Supplement updates certain information contained in the Giant 5 Funds Prospectus dated July 2, 2007. You should keep this Supplement with your Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge at www.giant5.com, or for a fee of $10 by calling 1-888-5GIANT5.

Effective August 23, 2007, the third sentence of the third paragraph of page 38, "If a shareholder elects not to receive electronic copies of the Reports, paper copies will be mailed free of charge," is hereby deleted.